As filed with the Securities and Exchange Commission on November 19, 2001

Securities Act File No. 33-50417
Investment Company Act File No. 811-6282

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. Post-Effective Amendment No. 10 and/or	[ ] [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940 Amendment No. 18	[X] [X]
(Check appropriate box or boxes)

Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices) (609) 282-2800 (Registrant's Telephone Number, including Area Code)

Terry K. Glenn
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Trust: SIDLEY AUSTIN BROWN & WOOD LLP 875 Third Avenue New York, New York 10022 Attention: Thomas R. Smith, Jr., Esq.	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Prospectus

      Investment Managers

Merrill Lynch Multi-State Limited Maturity Municipal Series Trust

Merrill Lynch Florida Limited Maturity Municipal Bond Fund

November   , 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
[GRAPHIC OMITTED] KEY FACTS
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust at a Glance	3
Risk/Return Bar Chart	5
Fees and Expenses	6
[GRAPHIC OMITTED] DETAILS ABOUT THE FUND
How the Fund Invests	8
Investment Risks	9
[GRAPHIC OMITTED] YOUR ACCOUNT
Merrill Lynch Select PricingSM System	15
How to Buy, Sell, Transfer and Exchange Shares	20
Participation in Fee-Based Programs	25
[GRAPHIC OMITTED] MANAGEMENT OF THE FUND
Fund Asset Management	28
Financial Highlights	29
[GRAPHIC OMITTED] FOR MORE INFORMATION
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Key Facts [GRAPHIC OMITTED]

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST AT A GLANCE

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody's Investors Service, Inc., Standard & Poor's or Fitch, Inc.

Florida Municipal Bond — a debt obligation, issued by or on behalf of the state of Florida, a governmental entity in Florida or other qualifying issuer, that is not subject to Florida intangible personal property tax and that pays interest exempt from Federal income tax.

What is the Fund's investment objective?

The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and the opportunity to own shares whose value is exempt from Florida intangible personal property tax.

What are the Fund's main investment strategies?

The Fund invests primarily in a portfolio of intermediate term investment grade Florida municipal bonds. These bonds may be obligations of a variety of issuers, including the state of Florida, governmental entities in Florida, and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The Fund will invest at least 80% of its net assets in Florida municipal bonds. The Fund may invest up to 20% of its assets in high yield bonds (also known as "junk" bonds); however, the Fund does not intend to purchase debt securities that are in default or that Fund management believes will be in default. The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. The Fund will invest primarily in municipal bonds with remaining maturities between one and ten years. As a result, it is expected that the Fund's weighted average maturity will not be more than five years. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund's investments — and therefore the value of the Fund's shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. Also, Fund management may select securities that underperform the bond market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. Prices of shorter term debt instruments generally change less in response to interest rate changes than prices of longer term debt instruments.

The Fund is a non-diversified fund, which means that it may invest more of its assets in obligations of a single issuer than if it were a diversified fund. For this reason, developments affecting an individual issuer may have a greater impact on the Fund's performance. In addition, since the Fund invests at least 80% of its net assets in Florida municipal bonds, it is more exposed to

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	3

negative political or economic factors than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.

Who should invest?

The Fund may be an appropriate investment for you if you:

  Are looking for income that is exempt from Federal income taxes and the opportunity to own shares that are not subject to Florida intangible personal property tax

  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

  Are looking for liquidity

  Can tolerate the risk of loss caused by negative political or economic developments in Florida, changes in interest rates or adverse changes in the price of bonds in general
MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	4

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The tables compare the average annual total returns for each class of the Fund's shares for the periods shown with those of the ML Municipals 1-3 years Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.48% (quarter ended March 31, 1995) and the lowest return for a quarter was -1.46% (quarter ended March 31, 1994). The Fund's year-to-date return as of September 30, 2001 was 4.52%.

Average Annual Total Returns (as of December 31, 2000)	Past One Year	Past Five Years	Since Inception

ML FL Limited Maturity Municipal Bond Fund* — A	4.50%	3.08%	3.58%†
ML Municipals 1-3 years Index**	5.68%	4.39%	4.40%††

ML FL Limited Maturity Municipal Bond Fund* — B	4.18%	2.92%	3.36%†
ML Municipals 1-3 years Index**	5.68%	4.39%	4.40%††

ML FL Limited Maturity Municipal Bond Fund* — C	3.40%	2.77%	3.49%#
ML Municipals 1-3 years Index**	5.68%	4.39%	4.71%##

ML FL Limited Maturity Municipal Bond Fund* — D	4.40%	2.95%	3.84%#
ML Municipals 1-3 years Index**	5.68%	4.39%	4.71%##

*	Includes all applicable fees and sales charges.
**	This unmanaged index is comprised of AAA-rated bonds maturing within three years. Past performance is not predictive of future performance.
†	Inception date is November 26, 1993.
††	Since November 26, 1993.
#	Inception date is October 21, 1994.
##	Since October 21, 1994.
MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	5

FEES AND EXPENSES

Key Facts [Graphic Omitted]

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating financial advisors and other financial intermediaries, advertising and promotion.

Service (Account  Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

The Fund offers four different classes of shares. Although your money will be invested in the Fund the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C(c)	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%(d)	None	None	1.00% (d)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(e)	1.00% (d)	1.00% (d)	None (e)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.35%	0.35%	0.35%	0.35%

Distribution and/or Service (12b-1) Fees(f)	None	0.35%	0.35%	0.10%

Other Expenses (including transfer agency fees)(g)	1.10%	1.10%	1.09%	1.10%

Total Annual Fund Operating Expenses	1.45%	1.80%	1.79%	1.55%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See "Your Account—How to Buy, Sell, Transfer and Exchange Shares."
(b)	Class B shares automatically convert to Class D shares approximately ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c)	Class C shares are available only through the exchange privilege.
(d)	Some investors may qualify for reductions in the sales charge (load).
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(f)	The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials of the Fund. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought Class A or Class D shares.
(g)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	6

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A	$246	$554	$884	$1,818
Class B	$283	$566	$975	$2,116
Class C	$282	$563	$970	$2,105
Class D	$256	$585	$936	$1,927

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A	$246	$554	$884	$1,818
Class B	$183	$566	$975	$2,116
Class C	$182	$563	$970	$2,105
Class D	$256	$585	$936	$1,927

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	7

Details About the Fund [GRAPHIC OMITTED]

HOW THE FUND INVESTS

ABOUT THE PORTFOLIO MANAGER
Edward J. Andrews is the portfolio manager of the Fund and has been a Vice President of Merrill Lynch Investment Managers since 1991.
ABOUT THE MANAGER
The Fund is managed by Fund Asset Management.

The Fund's goal is to seek income exempt from Federal income tax and to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The Fund invests primarily in intermediate term, investment grade Florida municipal bonds. These bonds may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Florida or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund's assets will be invested in investment grade securities. The Fund may invest up to 20% of its assets in high yield ("junk") bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund will invest at least 80% of its net assets in Florida municipal bonds. Under normal conditions, the Fund's weighted average maturity will not be more than five years. For temporary periods, however, the Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although the Fund will not invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

The Fund may use derivatives including futures, options, indexed securities, inverse securities and swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

The Fund's investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Florida's economy is influenced by numerous factors, including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. The Manager believes that current economic conditions in Florida will enable the Fund to continue to invest in high quality Florida municipal bonds.

Fund management considers a variety of factors when choosing investments, such as:

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	8

Credit Quality Of Issuers — based on bond ratings and other factors including economic and financial conditions.

Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

Maturity Analysis — the weighted average maturity of each portfolio normally will not be more than five years. Factors considered to determine the desired average maturity include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Bond Market And Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally decrease when interest rates increase. However, prices of shorter term securities generally change less in response to interest rate changes than prices of longer term securities.

State Specific Risk — The Fund will invest primarily in Florida municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Florida municipal bonds than is a municipal bond fund that invests more widely.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	9

Fund management does not believe that Florida's present economic and financial conditions will adversely affect the Fund's ability to invest in high quality Florida municipal bonds.

Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. As a result of the slowing national and Florida economies, the State of Florida is forecasting significantly reduced general tax revenues for the current fiscal year and the next fiscal year. These revenue estimates do not reflect the economic impact from the terrorist attacks on New York City and Washington, D.C. or any future terrorist attacks. Although the Fund cannot predict the economic impact of such events, because Florida is highly dependent upon tourism and other related industries, such events are likely to adversely affect Florida's economy. The Florida Constitution may also limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions. As of September 1, 2001, Florida's general obligation bonds were rated Aa2 by Moody's, AA+ by Standard & Poor's and AA by Fitch.

In general, if at least 90% of the Fund's net assets are invested, on the last business day of any calendar year, in assets that are exempt from Florida intangible personal property tax ("90% threshold"), shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. If the Fund does not meet the 90% threshold, only that portion of the value of the Fund's shares equal to the portion of the Fund's net assets invested in obligations of the U.S. Government will be exempt from Florida intangible personal property tax. While the Fund will try to meet the 90% threshold, it may not always be possible to do so.

Call And Redemption Risk — A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	10

Borrowing And Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

Risks associated with certain types of obligations in which the Fund may invest include:

General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	11

so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund's loss.

Insured Municipal Bonds — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and payment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or that Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Securities — The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily sell within seven days at current value or that have

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	12

contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Derivatives — The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures, and swap agreements. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	13

by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled whether pass-through income paid to the Fund is tax exempt. The Fund has received an opinion of counsel that pass-through income is tax exempt for Federal income tax purposes, but that does not mean that the IRS will never rule that pass-through income is taxable.

Indexed And Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Trust and the Fund, including how the Fund invests, please see the Statement of Additional Information.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	14

Your Account [GRAPHIC OMITTED]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares. You may acquire Class C shares only by exchange for Class C shares of another Merrill Lynch mutual fund.

The Fund's shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	15

The table below summarizes key features of the Merrill Lynch Select PricingSM System for the Fund.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including:
• Current Class A shareholders
• Participants in certain Merrill Lynch-sponsored programs
	• Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	• Not available for purchase. • Issued in exchange for Class C shares of other Merrill Lynch mutual funds.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of acquisition.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.15% Account Maintenance Fee. 0.20% Distribution Fee.	0.15% Account Maintenance Fee. 0.20% Distribution Fee.	0.10% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	16

Class A and Class D Shares — Initial Sales Charge Options

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Amount of Purchase	Sales Load as Percentage* of Offering Price	Sales Load as Percentage* of the Net Amount Invested	Discount to Selected Dealers as Percentage* of the Offering Price

Less than $100,000	1.00%	1.01%	.95%

$100,000 but less than $250,000.75%		.76%	.70%

$250,000 but less than $500,000.50%		.50%	.45%

$500,000 but less than $1,000,000.30%		.30%	.27%

$1,000,000 and over**	.00%	.00%	.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

  Purchases under a Right of Accumulation or Letter of Intent
  TMASM Managed Trusts
  Certain Merrill Lynch investment or central asset accounts
  Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
  Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
  Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates
MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	17

Your Account [Graphic Omitted]

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of acquisition. However, if you redeem your shares within one year after acquisition, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.20% and account maintenance fees of 0.15% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	18

If you redeem Class B shares or Class C shares within one year after acquisition, you may be charged a deferred sales charge. The amount of the charge is set forth in the following schedule:

Years Since Purchase	Sales Charge*

0 - 1	1.00%

1 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

Class B Shares

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

  Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held
  Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate
  Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares of the Fund in an

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	19

Your Account [Graphic Omitted]

exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring and exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	20

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 16. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except that certain Merrill Lynch fee-based programs have a $250 initial minimum investment.

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that certain programs, such as automatic investment plans, may have higher minimums.

(The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	21

Your Account [Graphic Omitted]

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer, or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	22
If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund's Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or CBA® Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	23

Your Account [Graphic Omitted]

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund's prospectus	You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor's trading history in that Fund or other Merrill Lynch funds, and accounts under common ownership or control.
MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	24

HOW SHARES ARE PRICED

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	25

market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Dividends — Exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

The Fund will distribute net investment income monthly and net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent.

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state or local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from the Fund. Interest income from other investments may produce taxable dividends.

While dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation, dividends of the Fund will be subject to Florida corporate income taxes. Dividends derived from capital gains realized by the Fund will be subject to Federal income tax. If you are subject to income tax in a state other than Florida, the dividends derived from Florida municipal bonds generally will not be exempt from income tax in that state. In general, if at least 90% of the Fund's net assets are invested on the last business day of any calendar year in assets that are exempt from Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	26
"BUYING A DIVIDEND"
You may want to avoid buying shares of the Fund shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Generally, within 60 days after the end of the Fund's taxable year, you will be informed of the amount of exempt-interest dividends, ordinary income dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

This section summarizes some of the consequences of an investment in the Fund under current Federal and Florida tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	27

Management of the Fund [GRAPHIC OMITTED]

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.35% of the average daily net assets of the Fund.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $506 billion in investment company and other portfolio assets under management as of September 2001.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	28

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

	Class A					Class B
	For the Year Ended July 31,					For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$9.78	$9.87	$10.00	$10.07	$9.96	$9.78	$9.86	$10.00	$10.07	$9.96

Investment income — net	.33	.33	.33	.38	.40	.29	.30	.30	.35	.36

Realized and unrealized gain (loss) on investments — net	.29	(.09)	(.13)	(.07)	.11	.29	(.08)	(.14)	(.07)	.11

Total from investment operations	.62	.24	.20	.31	.51	.58	.22	.16	.28	.47

Less dividends from investment income — net	(.33)	(.33)	(.33)	(.38)	(.40)	(.29)	(.30)	(.30)	(.35)	(.36)

Net asset value, end of year	$10.07	$9.78	$9.87	$10.00	$10.07	$10.07	$9.78	$9.86	$10.00	$10.07

Total Investment Return:*

Based on net asset value per share	6.39%	2.54%	2.01%	3.17%	5.20%	6.01%	2.29%	1.54%	2.80%	4.83%

Ratios to Average Net Assets:

Expenses	1.45%	1.49%	1.48%	1.19%	1.09%	1.80%	1.84%	1.84%	1.54%	1.45%

Investment income — net	3.28%	3.43%	3.31%	3.81%	3.98%	2.92%	3.07%	2.95%	3.46%	3.63%

Supplemental Data:

Net assets, end of year (in thousands)	$3,178	$3,188	$4,055	$5,331	$6,376	$6,521	$6,437	$7,787	$8,014	$11,461

Portfolio turnover	20.95%	29.34%	18.60%	39.52%	35.67%	20.95%	29.34%	18.60%	39.52%	35.67%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	29

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
	For the Year Ended July 31,					For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$9.63	$9.80	$9.93	$10.00	$9.90	$9.77	$9.86	$10.00	$10.06	$9.95

Investment income — net	.30	.31	.30	.33	.38	.32	.32	.32	.37	.39

Realized and unrealized gain (loss) on investments — net	.34	(.17)	(.13)	(.07)	.10	.29	(.09)	(.14)	(.06)	.11

Total from investment operations	.64	.14	.17	.26	.48	.61	.23	.18	.31	.50

Less dividends from investment income — net	(.30)	(.31)	(.30)	(.33)	(.38)	(.32)	(.32)	(.32)	(.37)	(.39)

Net asset value, end of year	$9.97	$9.63	$9.80	$9.93	$10.00	$10.06	$9.77	$9.86	$10.00	$10.06

Total Investment Return:*

Based on net asset value per share	6.76%	1.49%	1.68%	2.65%	4.93%	6.29%	2.44%	1.80%	3.17%	5.10%

Ratios to Average Net Assets:

Expenses	1.59%	1.61%	1.66%	1.29%	1.26%	1.55%	1.58%	1.57%	1.29%	1.19%

Investment income — net	3.17%	3.33%	3.06%	3.78%	3.83%	3.18%	3.34%	3.21%	3.71%	3.88%

Supplemental Data:

Net assets, end of year (in thousands)	$44	$15	$64	$1	$60	$2,651	$2,488	$2,522	$5,362	$7,733

Portfolio turnover	20.95%	29.34%	18.60%	39.52%	35.67%	20.95%	29.34%	18.60%	39.52%	35.67%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST	30

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

For More Information [Graphic Omitted]

Shareholder Reports

Additional information about the Fund's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Trust will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Trust's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary, or contact the Trust at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-6282
Code #16925-11-01
© Fund Asset Management, L.P.

Prospectus

Investment Managers

Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust

November 19, 2001

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust

Merrill Lynch Florida Limited Maturity Municipal Bond Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

      Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, consists of one series, Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Fund"). The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and also to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The Fund invests primarily in a portfolio of intermediate-term investment grade municipal obligations of Florida or its political subdivisions, agencies or instrumentalities, or certain other jurisdictions, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, and that would not subject shareholders to Florida intangible personal property taxes. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."

      Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

      This Statement of Additional Information of the Trust and the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Trust and the Fund, dated November 19, 2001 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Fund Asset Management — Manager
FAM Distributors, Inc. — Distributor

      The date of this Statement of Additional Information is November 19, 2001.

Transfer Agent	47
Legal Counsel	47
Reports to Shareholders	47
Shareholder Inquiries	47
Additional Information	48
Financial Statements	49
Appendix I — Economic and Financial Conditions in Florida	I-1
Appendix II — Ratings of Municipal Bonds and Commerical Paper	II-1

INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax and to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. There can be no assurance that the investment objective of the Fund will be achieved. The Fund seeks to achieve its objective by investing primarily in a portfolio of intermediate term investment grade obligations issued by or on behalf of Florida or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and that allow Fund shares to be exempt from Florida intangible personal property tax ("Florida Municipal Bonds"). Obligations that pay interest exempt from Federal income tax only are referred to herein as "Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Florida Municipal Bonds. At times, the Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund. The investment objective of the Fund is a fundamental policy and may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

      The Fund will invest primarily in Municipal Bonds with remaining maturities of between one and ten years. For purposes of these investment policies, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of Fund Asset Management, L.P. (the "Manager" or "FAM"), will result in the obligation being valued in the market as though it has such earlier maturity. Interest rates on shorter-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer-term Municipal Bonds. However, because of their limited maturities, the market value of the Municipal Bonds held by the Fund can be expected to fluctuate less than that of long-term Municipal Bonds as a result of changes in interest rates. See "How the Fund Invests" in the Prospectus for a general discussion of the Fund's goals, main investment strategies and main risks.

      Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, or for temporary defensive purposes, the Fund will invest at least 80% of its net assets in Florida Municipal Bonds.

      At least 80% of the Fund's assets will be invested in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade rating category may be considered to have speculative characteristics.

      The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's weighted average maturity will not exceed five years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not normally exceed 20% of the Fund's net assets.

      The Fund may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution ("Participating VRDOs"). See "Description of Temporary Investments." The hedging strategies of the Fund, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

      The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or that, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds — 'High Yield' or 'Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

      The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax, nor does it intend to hold investments that would subject shareholders to Florida intangible personal property tax. However, to the extent that suitable Florida Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states or their agencies or instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax but which could subject shareholders to Florida intangible personal property tax. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Florida Municipal Bonds or Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Florida Municipal Bonds or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the investment objective of the Fund, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax will be considered "Municipal Bonds," and Non-Municipal Tax-Exempt Securities that permit Fund shares to be exempt from Florida intangible personal property tax in addition to paying interest that is exempt from Federal income tax will be considered "Florida Municipal Bonds." However, interest received on certain otherwise tax-exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. See "Dividends and Taxes — Federal Taxes."

Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies — Description of Municipal Bonds" and "— Financial Futures Transactions and Options."

      The Fund ordinarily will invest at least 80% of its net assets in Florida Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than a municipal bond fund that invests more widely.

      The Manager does not believe that the current economic conditions in Florida will have a significant adverse effect on the Fund's ability to invest in high quality Florida Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality Florida Municipal Bonds. For a discussion of economic, financial and other conditions in the State of Florida, see Appendix I — "Economic and Financial Conditions in Florida."

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or Florida Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and within the term Florida Municipal Bonds if interest paid thereon is exempt from Federal income tax and they are not subject to the Florida intangible personal property tax. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds.

      General Obligation Bonds.    General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

      Revenue Bonds.    Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      IDBs and Private Activity Bonds.    The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

      Moral Obligation Bonds.    The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Notes.    The Fund may invest in municipal notes, which are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Fund may lose money.

      Municipal Commercial Paper.    The Fund may invest in municipal commercial paper, which is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund.

      Municipal Lease Obligations.    Also included within the general category of Municipal Bonds are certificates of participation ("COPS") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPS represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

      Synthetic Short-Term Municipal Bonds.    The Fund may invest in a variety of synthetic short-term municipal bonds ("Synthetic Bonds"). Synthetic Bonds are typically structured by a bank, broker-dealer or other financial institution, and generally consist of a trust or partnership through which the Fund holds an interest in one or more long-term municipal bonds that are assets of the applicable entity ("Underlying Bonds") coupled with a conditional right to sell ("put") the Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Synthetic Bond is

structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of Synthetic Bond structures: (1) "Tender Option Bonds," which are instruments that grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Fund may also invest in other forms of Synthetic Bonds.

      Investments in Synthetic Bonds raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other Municipal Bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. For example, the tax-exempt treatment of the interest paid to holders of Synthetic Bonds is premised on the legal conclusion that the holders of such Synthetic Bonds have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Synthetic Bond is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Synthetic Bonds would be deemed taxable. A Synthetic Bond with a put notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such Synthetic Bond is liquid.

      Indexed and Inverse Floating Rate Securities.    The Fund may invest in Florida Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Florida Municipal Bonds and Municipal Bonds, the Fund's return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Florida Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

      When Issued Securities and Delayed Delivery Transactions.    The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund bears the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Call and Redemption Risk.    The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

      "High Yield" or "Junk" Bonds.    The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or that, in the Manager's judgment, possess similar credit characteristics. See Appendix II — "Ratings of Municipal Bonds and Commercial Paper" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are higher risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Swap Agreements.    The Fund is authorized to enter into swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

      Yields.    Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

      The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

      Financial Futures Transactions and Options

      The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See "Dividends and Taxes — Federal Taxes" and "— Tax Treatment of Options and Futures Transactions."

      Futures Contracts.    A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond index futures contracts in connection with its hedging strategies.

      Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Futures Strategies.    The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      When the Fund intends to purchase Municipal Bonds, it may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

      Call Options on Futures Contracts.    The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts.    The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

      The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

      Restrictions on Use of Futures Transactions.    Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options.    Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

      The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above and in the Prospectus under "How the Fund Invests." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

      VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is not contemplated that the Fund will invest more than a limited amount of its total assets in Participating VRDOs.

      Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Trust has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

      VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid securities unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

      Repurchase Agreements.    The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid securities, would exceed 15% of the Fund's net assets.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Such treatment may also apply for state tax purposes. Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Suitability

      The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of the emphasis of the Fund on Florida Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's tax situation, investment objectives and ability to accept the risks associated with investing in Municipal Bonds and Florida Municipal Bonds. In addition, investors in the

Fund must be prepared to accept the risk of loss of principal, the risk of receiving income that is not exempt from Federal income tax and the risk that the value of Fund shares will not be exempt from Florida intangible personal property tax.

Investment Restrictions

      The Trust has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental policies of the Fund set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

      (1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.
      (2) Make investments for the purpose of exercising control or management.
      (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
      (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.
      (5) Issue senior securities to the extent such issuance would violate applicable law.
      (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
      (7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act"), in selling portfolio securities.
      (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Under the Fund's non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

      (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.
      (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."
      (c) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.
      (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.
      (e) Change its policy of investing, under normal circumstances, at least 80% of its net assets in Florida Municipal Bonds unless the Fund provides shareholders with at least 60 days prior notice of such change.

      Non-diversified Status.    The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow it to continue to qualify as a regulated investment company under the Code. See "Dividends and Taxes — Federal Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

      The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, the

Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes — Taxes." High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Management of the Trust

Trustees and Officers

      The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

      Information about the Trustees, executive officers of the Trust and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (61) — President and Trustee(1)(2) — Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of the Manager and Merrill Lynch Investment Managers, L.P. ("MLIM") (which terms as used herein include their corporate predecessors); President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (the "Distributor") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

      JAMES H. BODURTHA (57) — Trustee(2)(3) — 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

      HERBERT I. LONDON (62) — Trustee(2)(3) — 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

      JOSEPH L. MAY (72) — Trustee(2)(3) — 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

      ANDRÉ F. PEROLD (49) — Trustee(2)(3) — Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Sanlam Limited and Sanlam Life since 2001; Director, Genbel Securities and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

      ROBERTA COOPER RAMO (59) — Trustee(2)(3) — P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

      VINCENT R. GIORDANO (57) — Senior Vice President(1)(2) — Managing Director of MLIM since 2000; Senior Vice President of the Manager and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

      KENNETH A. JACOB (50) — Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of the Manager since 1984.

      EDWARD J. ANDREWS (41)— Portfolio Manager and Vice President (1)(2) — Vice President of the Manager and MLIM since 1991.

      DONALD C. BURKE (41) — Vice President and Treasurer(1)(2) — First Vice President of the Manager and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of the Distributor since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

      ALICE A. PELLEGRINO (41) — Secretary(1)(2) — Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Trust.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as the investment adviser or manager.
(3)	Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

      As of November 2, 2001, the Trustees and officers of the Trust as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Trustee and officer of the Trust and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co").

Compensation of Trustees

      Pursuant to the terms of a management agreement between the Trust on behalf of the Fund and the Manager (the "Management Agreement"), the Manager pays all compensation of all officers and employees of the Trust and the Fund as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries.

      The Trust pays fees to each non-interested Trustee for service to the Trust. Each non-interested Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Manager or its affiliate, MLIM ("MLIM/FAM-Advised funds"). The portion of the annual retainer allocated to each MLIM/FAM-Advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to each non-interested Trustee aggregate $60,000 for all MLIM/FAM-Advised funds for which that Trustee serves and are allocated equally among those funds. The Trust reimburses the non-interested Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Trustees of the Trust.

      The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 2001 and the aggregate compensation paid to them from all MLIM/FAM-Advised funds, for the calendar year ended December 31, 2000.

Name	Position with Trust	Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other MLIM/FAM- Advised Funds(1)
James H. Bodurtha	Trustee	$1,503	None	None	$132,500
Herbert I. London	Trustee	$1,503	None	None	$132,500
Joseph L. May	Trustee	$1,503	None	None	$132,250
André F. Perold	Trustee	$1,503	None	None	$132,250
Roberta Cooper Ramo	Trustee	$798	None	None	$169,000

(1)	The Trustees serve on the boards of MLIM/FAM-Advised funds as follows: Mr. Bodurtha (31 registered investment companies consisting of 41 portfolios); Mr. London (31 registered investment companies consisting of 41 portfolios); Mr. May (31 registered investment companies consisting of 41 portfolios); Mr. Perold (31 registered investment companies consisting of 41 portfolios) and Ms. Ramo (31 registered investment companies consisting of 41 portfolios).

      Trustees of the Trust may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Management Services.    The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

      Management Fee.    Pursuant to the Management Agreement, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.35% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the fiscal years ended July 31 listed below.

Management Fee
2001	$43,777
2000	$47,620
1999	$64,562

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and the Trust's general administrative expenses. Such expenses, which will be borne directly by the Fund, include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor as described below, fees for legal and auditing services, Commission fees, per meeting fees of the non-interested Trustees, interest, certain taxes and other expenses attributable to the Fund. Expenses properly payable by the Trust that will be allocated to the Fund include the annual retainer for and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings. The organizational expenses of the Trust were paid by the Trust, and if additional Funds are added to the Trust, the organizational expenses will be allocated among the Funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the Fund and/or any such additional Funds to which the lawsuit relates, or allocated on the basis of the asset size of such Funds. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust, on behalf of the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Manager for other accounting services. As required by the Fund's distribution agreement, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance for Class D shares, and account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares — Distribution Plans." Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

      Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination.    Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services.    Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund also reimburses the Transfer Agent's reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Accounting Services.    The Trust, on behalf of the Fund, entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Fund at its cost and the Fund reimbursed the Manager for these services. The Manager continues to provide certain accounting services to the Fund and the Fund reimburses the Manager for such services.

The table below shows the amounts paid by the Fund to State Street and the Manager for the periods indicated:

For the Fiscal Year Ended July 31,	Paid to State Street	Paid to the Manager
2001	$24,181†	$8,272
2000	N/A	$44,877
1999	N/A	$42,391

† Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Distribution Expenses.    On behalf of the Fund, the Trust has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the

"Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, the Fund, the Manager and the Distributor (the "Code of Ethics"). The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

      Reference is made to "Your Account — How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Fund are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLIM-advised mutual funds who elect to exchange Class C shares of such other MLIM-advised mutual fund for Class C shares of the Fund. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees of the Fund and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services — Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

      The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders will be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day's offering price.

      The Fund or the Distributor may suspend the continuous offering of any class of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or by the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the same Fund in that account.

Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares in a shareholder account at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-Advised funds. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See "Purchase of Shares — Closed-End Fund Reinvestment Options."

      Class A and Class D Sales Charge Information

      For the fiscal years ended July 31, 1999, 2000 and 2001, with respect to Class A shares, the Fund collected no gross sales charges of CDSCs with respect to redemption within one year after purchase of Class A shares. The gross sales charges, the amounts of such charges received by the Distributor and Merrill Lynch for the sale of Class D shares, and the CDSCs paid with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver, for the periods indicated are set forth below:

Class D
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
For the Year Ended July 31, 2001	$ 50	$ 3	$ 47	$ 0
For the Year Ended July 31, 2000	$ 50	$ 3	$ 47	$ 0
For the Year Ended July 31, 1999	$ 638	$ 41	$ 597	$ 0

      The Distributor may reallow discounts to selected dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

      Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $100,000 or more of the Class A or Class D shares of the Fund or any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares of the Fund; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $100,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares of the Fund actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMASM Managed Trusts.    Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee AccessSM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Purchase Privilege of Certain Persons.    Trustees of the Trust, members of the Boards of other MLIM/FAM-Advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the Fund's acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

      Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisors, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of acquisition, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Class B and Class C shares of the Fund are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares of the Fund. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares — Determination of Net Asset Value" below.

      Contingent Deferred Sales Charges — Class B Shares and Class C Shares

      Class B shares and Class C shares of the Fund that are redeemed within one year after acquisition may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	1.0%
1 and thereafter	None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and during the first year after acquisition, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1.0% (the applicable rate during the first year after acquisition).

      The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if late, reasonably, promptly, following completion of probate. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Fee-Based Programs" and "— Systematic Withdrawal Plan."

      Conversion of Class B Shares to Class D Shares.    After approximately ten years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. You should consult your tax adviser regarding the state and local tax consequences of the conversion or exchange of shares.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares of the Fund to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services — Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services — Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

      The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Systematic Withdrawal Plan."

      Class B and Class C Sales Charge Information

Class B
For the Fiscal Year Ended July 31,	CDSCs Received by Distributor	CDSCs paid to Merrill Lynch
2001	$5,230	$5,230
2000	$2,913	$2,913
1999	$2,089	$2,089

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.
      For the fiscal years ended July 31, 1999, 2000 and 2001, the Distributor received no CDSCs upon redemption of Class C shares.

      Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans"

below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Closed-End Fund Reinvestment Options

      Class A shares of the Fund ("Eligible Class A Shares") are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Manager or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund ("Eligible Class D Shares") at net asset value, if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund's initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

      Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of shares of common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

      In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

      Reference is made to "Key Facts — Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.15%, 0.15% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.20%, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisor, a selected dealer or other financial intermediary, in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares of the Fund regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution - related revenues consist of the account maintenance fees, distribution fees and CDSCs and distribution-related expenses consist of financial advisor compensation.

      As of July 31, 2001, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $402,409 (6.17% of Class B net assets at that date), and direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $372 (0.85% of Class C net assets at that date).

      For the fiscal year ended July 31, 2001, the Fund paid the Distributor $23,371 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $6.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 2001, the Fund paid the Distributor $51 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $34,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 2001, the Fund paid the Distributor $2,601 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $2.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Fund's Class B shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares of the Fund, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Fund's Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of the Fund is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information for the fiscal year ended July 31, 2001 with respect to the Fund's Class B shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum. No information is presented for the Class C shares of the Fund because Class C shares are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other Select Pricing Funds who elect to exchange Class C shares of such other Select Pricing Funds for Class C shares of the Fund.

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges (2)	Allowable Interest on Unpaid Balance (3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
	(in thousands)
Under NASD Rule as Adopted	$26,050	$1,667	$1,147	$2,814	$450	$2,364	$13
Under Distributor's Voluntary Waiver	$26,050	$1,628	$130	$1,758	$450	$1,308	$13

(1)	Purchase price of all eligible Class B shares sold since November 26, 1993 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See "Key Facts—Fees and Expenses" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

      Reference is made to "Your Account — How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

      The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an account less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days.

      In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

      The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

      Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "Your Account — How Shares Are Priced" in the Prospectus.

      The net asset value of each class of shares of the Fund is determined by the Manager once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of shares will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      The Florida Municipal Bonds and Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the Fund's net assets and number of shares outstanding on July 31, 2001 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$3,177,858	$6,521,428	$43,942	$2,651,266
Number of Shares Outstanding	315,554	647,560	4,407	263,471
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.07	$ 10.07	$ 9.97	$ 10.06
Sales Charge (for Class A and Class D shares: 1.00% of offering price; 1.01% of net asset value per share)*	.10	**	**	.10

Offering Price	$ 10.17	$ 10.07	$ 9.97	$ 10.16

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares" herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

      Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

      Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Trust has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed pursuant to the Group Order Exemptive Order for the fiscal year ended July 31, 2001, the first fiscal year in which the Group Order Exemptive Order was in effect. Under another exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. There were no transactions executed pursuant to this exemptive order during the three-year period ending July 31, 2001.

      An affiliated person of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

      The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust, which either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to the Group Order Exemptive Order. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule and the Group Order Exemptive Order set forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

      The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Trust, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary.

Investment Accounts

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit, which is a Merrill Lynch-sponsored money market mutual fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. Such treatment may also apply for state and local tax purposes.

      Exchanges of Class A and Class D Shares.    Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares of the Fund for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares of the Fund also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares of the Fund are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares.    Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if the schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares.

      Exchanges for Shares of a Money Market Fund.    Class A and Class D shares of the Fund are exchangeable for Class A shares of Summit and Class B and Class C shares of the Fund are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternate exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

      Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

      Exchanges by Participants in the MFA Program.  The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

      Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address of the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares of the Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans

      A shareholder of the Fund may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. Under an Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of that shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of the Fund are held within a CMA® or CBA® Account may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA® or CBA® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder's account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of

Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if shares of the Fund are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

      The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

      All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such dividends in cash.

      The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares — Determination of Net Asset Value."

      See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends that are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

Federal Taxes

      The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

      The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. The Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

      Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

      To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of the Fund's taxable year, the Trust will provide shareholders of the Fund with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

      All or a portion of the Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of the Fund's shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to a Federal alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after calendar year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

      The Fund may invest in high yield securities, as described in "Investment Objective and Policies — Description of Municipal Bonds." Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis on the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty or perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

      The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

Tax Treatment of Options and Futures Transactions

      The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in swap agreements, financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swap agreements, financial futures contracts or the related options.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State Tax Issues

      Dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. The Fund's shares will be exempt from the Florida intangible personal property tax in the following year if, on the last business day of the calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the Fund is invested in assets that are exempt from the Florida intangible personal property tax.

      The Fund received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least ninety percent of the net asset value of the Fund is invested in assets that are exempt from the Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Thus, if the 90% portfolio requirement is met, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Fund are subject to Florida intangible personal property tax because less than 90% of the net asset value of the Fund's assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only that portion of the value of Fund shares equal to the portion of the net asset value of the Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Fund anticipates that on the last business day of each calendar year at least 90% of the net asset value of the Fund's assets will consist of assets exempt from the Florida intangible personal property tax.

      The foregoing is a general and abbreviated summary of Florida tax laws as presently in effect. Shareholders of the Fund subject to income taxation by states other than Florida will realize a lower after-tax rate of return than shareholders subject to taxation in Florida since the dividends distributed by the Fund will not be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The Florida tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

PERFORMANCE DATA

      From time to time, the Fund may include its yield, tax-equivalent yield, average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return;

aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

      Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

Period	Class A Shares	Class B Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.32%	5.01%
Five Years Ended July 31, 2001	3.64%	3.48%
Inception (November 26, 1993) to July 31, 2001	3.75%	3.52%
	Yield
30 days ended July 31, 2001	1.86%	1.53%
	Tax Equivalent Yield*
30 days ended July 31, 2001	2.58%	2.13%

* Based on a Federal income tax rate of 28%.

Period	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.76%	5.22%
Five Years Ended July 31, 2001	3.48%	3.54%
Inception (October 21, 1994) to July 31, 2001	3.77%	4.00%
	Yield
30 days ended July 31, 2001	1.68%	1.76%
	Tax Equivalent Yield*
30 days ended July 31, 2001	2.33%	2.44%

* Based on a Federal income tax rate of 28%.

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to the ML Municipals 1-3 Years Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

      The Fund may provide information designed to help investors understand how it is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

GENERAL INFORMATION

Description of Shares

      The Declaration of Trust, dated February 14, 1991, of the Trust, as amended (the "Declaration"), provides that the Trust shall be comprised of separate Series, each of which will consist of a separate portfolio which will issue separate shares. The Fund is presently the only series of the Trust. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust.

      As of the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares of the Fund represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of the Fund into additional or other classes at a future date.

      Each issued and outstanding share of the Fund is entitled to one vote and to participate equally in dividends and distributions with respect to the Fund and, upon liquidation or dissolution of the Fund, in the net assets of the Fund remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of the Fund.

      The obligations and liabilities of the Fund are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, or similar rights and will be freely transferable. Redemption and conversion rights are as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

      The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Limited Maturity Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

      The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organization expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

Independent Auditors

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

      The Bank of New York (the "Custodian"), 15 Broad Street, New York, New York 10286, acts as the custodian of the assets of the Fund. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

Legal Counsel

      Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, is counsel for the Trust.

Reports to Shareholders

      The fiscal year of the Fund ends on July 31 of each year. The Trust sends to the Fund's shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

      To the knowledge of the Trust, the following persons or entities owned of record or beneficially 5% or more of any class of the Fund's shares as of November 2, 2001:

Name	Address	Percent of Class
Connor Brown Co.	800 Scudders Mill Road Plainsboro, NJ 08536	15.74% of Class A
Claude Nolan Inc	800 Scudders Mill Road Plainsboro, NJ 08536	15.74% of Class A
Nolan Brown Motors Inc.	800 Scudders Mill Road Plainsboro, NJ 08536	15.45% of Class A
Roy A. Ballantyne and Shirley E. Ballantyne JTWROS	800 Scudders Mill Road Plainsboro, NJ 08536	13.31% of Class A
Roy A. Ballantyne TTEE	800 Scudders Mill Road Plainsboro, NJ 08536	6.80% of Class A
Shirley E. Ballantyne TTEE	800 Scudders Mill Road Plainsboro, NJ 08536	6.80 % of Class A
Edgewater View Ltd. Partnership	800 Scudders Mill Road Plainsboro, NJ 08536	9.0 % of Class B
Molly E. Pigadis TTEE	800 Scudders Mill Road Plainsboro, NJ 08536	6.64 % of Class B
Mark S. Angle and Mercedes Angle JTWROS	800 Scudders Mill Road Plainsboro, NJ 08536	71.32 % of Class C
Craig Canazzi TTEE Francis B. Brogan Jr. TTEE	800 Scudders Mill Road Plainsboro, NJ 08536	26.90 % of Class C
Mrs. Gale Young McBride	800 Scudders Mill Road Plainsboro, NJ 08536	37.10 % of Class D
Miss Patricia J. Berg	800 Scudders Mill Road Plainsboro, NJ 08536	12.44 % of Class D
Merrill Lynch Trust Company Custodian of the Mary E. Carlson Trust Custody	800 Scudders Mill Road Plainsboro, NJ 08536	9.38 % of Class D
Helen S. Bank, Herbert M Bank & Penny E. Bank TTEEs	800 Scudders Mill Road Plainsboro, NJ 08536	6.29 % of Class D
Joseph Baldyga TTEE	800 Scudders Mill Road Plainsboro, NJ 08536	5.06 % of Class D

Name	Address	Percent of Class

FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 annual report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN FLORIDA

      The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent official statement, dated September 1, 2001 for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information. The State has not fully evaluated the economic impact resulting from the recent terrorist attacks on New York City and Washington D.C. and possible future terrorist attacks, and the Fund cannot predict the impact of these attacks and the events surrounding them on State finances, although the Fund believes that such attacks and events will have an adverse impact on the State's finances.

     The Florida Economy. Beginning in calendar year 1995, the State's unemployment rate has generally tracked below the national average. The State's unemployment rate is projected to be 3.8% in calendar year 2000, while the nation's unemployment rate for that calendar year is projected to be 4.1%. (The projections set forth in this Appendix were obtained from a report, prepared by the Finance and Economic Analysis Unit of the Governor's Office of Policy and Budget, contained within a recent official statement, dated September 1, 2001, for a State of Florida debt offering, as supplemented by a report of revised general revenue estimates (the "Revenue Shortfall and Budget Reductions Report") released on September 13, 2001 and supplemented by a state consensus estimating conference for general revenues held October 15, 2001, and information provided by the Florida Auditor General's office regarding its review as of September 30, 2001 of local government audit reports submitted to it for the local government fiscal year ending September 30, 2000 (collectively, the "State of Florida Report").) The Revenue Shortfall and Budget Reductions Report, which was the product of an accelerated revenue estimating conference process, reflects a slowing national and State economy through the end of the 2001 calendar year. The State's revised forecast of general revenues significantly reduced general revenue tax estimates for current fiscal year 2001-02 and for fiscal year 2002-03. The revised general revenue estimate for fiscal year 2001-02 was reduced by $1,317.5 million, a 6.6% reduction from the estimates used to develop the appropriations act for this fiscal year. The revenue estimate for fiscal year 2002-03 was reduced by $1,584.3 million, a 7.5% reduction from the prior estimate, bringing the new general revenue estimate for fiscal year 2002-03 to $19,492.5 million. The State legislature is likely to consider further budget cuts and repeal of recent legislation reducing certain taxes to make up for the revenue shortfalls attributable to a slowing economy and other factors discussed in this Appendix.

     During calendar years 1995 through 1999, the State's per capita income is projected to have expanded approximately 16.1%, while the national per capita income increased by approximately 17.4%. Since 1997 Florida's per capita income has been consistently slightly below that of the U.S. In 1999, it was 98% ($28,023) of the U.S. $28,542 average. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are relatively more important sources of income.

     Florida ranks as the fourth most populous state, with a population of 15.98 million. Since census year 1990, the State's estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. From census years 1990 to 2000, the State's population increased approximately 23.5% while that of the nation increased approximately 13.2%. No assurance can be given, however, that such growth will continue.

     Tourism remains an important aspect of the State's economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 48.7 million people visited the State in calendar year 1998, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. Visitors to the State's public parks and recreation areas totaled 14,645,202 for fiscal year 1998-99; a 3.69% increase over the prior fiscal year. The State's fiscal year begins July 1 and ends June 30. There has been

I-1

no official analysis of and the Fund cannot predict the impact of the recent and possible future terrorist attacks on the State's economy, although they are likely to adversely impact the State's tourist industry and other economic factors in the State discussed in this Appendix.

     An important element of the State's economic outlook is the construction sector. Total contract construction employment as a share of total non-farm employment was approximately 5.2% in calendar year 1998. Single and multi-family housing starts in fiscal year 1998-99 reached a combined level of 145,500. Multi-family starts were slow to recover from the early 1990s recession, but are showing stronger growth now and approximated 49,600 in fiscal year 1998-99. A driving force behind the State's construction industry is its rapid population growth.

      For fiscal year 2001-02, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,080.4 million, an approximate decrease of 6.8% from fiscal year 2000-01. The $18,671.3 million in the Estimated Revenues component for the fiscal year 2001-02 represents an approximate increase of 3.3% over the analogous figure in 1999-00. Combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations are an estimated $20,290.2 million, leaving a projected budget shortfall of approximately $928.5 million at the end of fiscal year 2001-02. Under State law, an expected shortfall in General Revenue Fund requires the State's budget to be balanced by reducing general fund approiations, using moneys in the Budget Stabilization Fund and other available funds, or a combination of these alternatives, to cover the shortfall. The Governor, who is responsible for ensuring that no deficit occurs in any State fund, has called a second special session of the state legislature to commence on November 27, 2001 and extend through December 6, 2001 to address the projected budget shortfall. For fiscal year 2002-03, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available is approximately $20,642.4 million, an approximate increase of 2.7% over the total estimated for fiscal year 2001-02. The estimated $19,492.5 million in the Estimated Revenues component of the estimated 2002-03 total represents an estimated 6% increase over the analogous figure for fiscal year 2001-02. These estimates reflect the reductions set forth in the State's recent Revenue Shortfall and Budget Reductions Report, which reduced general revenue tax estimates by approximately $1,317.5 million or 6.6% for current fiscal year 2001-02, and by approximately $1,317.5 million or 7.5% for fiscal year 2002-03.

     The sales and use tax is the greatest single source of tax receipts in the State. For fiscal year 2000-01, receipts from this source were $13,945.8 million, an increase of approximately 1.2% from the prior fiscal year (which was smaller than the 7% increase from fiscal year 1998-99 to 1999-00), although not all of these receipts are credited to the General Revenue Fund. In each of the past three legislative sessions, measures were enacted that temporarily waived collection of the sales tax on certain clothing items. As a result of the sales tax waivers, general revenue was estimated to have decreased by $142.7 million in fiscal year 1999-2000, and to decrease by $35.5 million in fiscal year 2000-01.

      The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 1999-00 were $1,663.20 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $556.6 million for fiscal year 1999-2000. The receipts of corporate income tax for fiscal year 1999-00 were $1,406.5 million, a decrease of .05% from the previous fiscal year. Gross Receipts tax collections for fiscal year 2000-01 totaled $722.9 million, an increase of 7.8% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $660.8 million during fiscal year 2000-01, a 14.2% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exemptions from that tax are expected to reduce the State's general revenues by $168.9 million for fiscal year 2001-02. A significant portion of these tax proceeds is unavailable to the General Revenue Fund.

      The State's constitution generally limits the tax on resident decedents' estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State's estate tax does not increase the estate's total federal estate tax liability. For fiscal year 2000-01, estate tax receipts were $767.1 million, a decrease of 1.5% from the prior fiscal year. All estate tax receipts are credited to the General Revenue Fund and, in fiscal year 2000-01 represented approximately 3.8% of the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the current allowable state death tax credit is scheduled to be reduced annually by 25% from present law amounts from 2002 through 2004, with total repeal of that credit scheduled to occur in 2005. These scheduled reductions and elimination of the federal estate tax credit could reduce the amount of such taxes collected at the State level. The Fund cannot predict the impact of such reductions and elimination on State finances.

I-2

      In fiscal year 1999-2000 State operated lotteries produced estimated revenues of $2,266.5 million. State law requires allocating 50% of gross lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1999-2000, education received approximately $861.2 million of these revenues.

      In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal years 1999-2000 and 2000-01 in tabular form.

State of Florida Total General Revenues
Fiscal Years 1999-2000 and 2000-2001(in millions of dollars)

	1999-2000 Actual	2000-2001 Actual
General Revenue Fund:
Sales Tax – GR	$13,783.8	$13,945.7
Beverage Tax & Licenses	556.6	523.3
Corporate Income Tax	1,406.5	1,344.8
Documentary Stamp Tax	453.8	479.2
Tobacco Tax	125.3	273.5
Insurance Premium Tax	285.2	283.1
Pari-Mutuels Tax	13.0	16.6
Intangibles Tax	578.5	660.8
Estate Tax	778.7	767.1
Interest Earnings	230.8	300.6
Driver's Licenses	63.5	63.0
Medical & Hospital Fees	118.9	127.4
Motor Vehicle Fees	44.1	44.4
Auto Title & Lien Fees	30.3	28.6
Severance Taxes	28.9	20.6
Corporation Filing Fees	99.9	107.5
Service Charges	409.7	364.7
Other Taxes, Licenses & Fees	171.9	167.3
Less: Refunds	(362.2)	(339.9)
Net General Revenue	$18,817.2	$19,178.3

      The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

      Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

      The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

I-3

      State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expenses made after July 1, 1994; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

      It should be noted that many of these provisions, which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

      Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

     As of September 1, 2001 the State had a high bond rating of Aa2 from Moody's Investors Service, Inc., AA+ from Standard & Poor's and AA from Fitch, Inc. on its general obligation bonds. Outstanding general obligation bonds at June 30, 2000 totaled almost $17 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued almost $398 million of general obligation bonds since July 1, 2000.

     As of September 30, 2001 (the deadline for submitting audit reports for the fiscal year ending September 30, 2000 by local governments not exempt from statutorily mandated audit report filing requirements), in accordance with statutory law, the State's Auditor General has notified the State's Governor and Joint Legislative Auditing Committee that the audit reports submitted by 29 of 800 local governments contain a statement that the local governmental entity is in a state of financial emergency as provided in Section 218.503, Florida Statutes. A statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, and the audit reports of 23 of those entities in a state of financial emergency generally state that the entity's financial emergency conditions are attributable to accounting practices or otherwise technical causes, or the entity is able to meet current obligations, indicating that the remaining 6 of those entities (including the city of Miami) are in an acute state of financial emergency. In addition, the Auditor General estimates that another 90 to 100 audit reports will be filed for the fiscal year ending September 30, 2000, some by entities that have filed audit reports in recent years stating that the entity was in a state of financial emergency. The operations of all entities identified in the Auditor General's notifications as being in a state of financial emergency may be adversely affected by their financial condition.

APPENDIX II

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody's Investors Service, Inc.'s ("Moody's") Long-Term Debt Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appears somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short Term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2 and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality but lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

      A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

      The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.	Nature of and provisions of the obligation;
III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.
A	Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB	Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation.While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
D	Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3	Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated "B" are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.
—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
c	The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p	The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
*	Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r	The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Fitch Inc.'s ("Fitch") Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA	Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A	Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR	Indicates that Fitch does not rate the specific issue.
Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

      Ratings Outlook:    An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probably over time.
C	Bonds are in imminent default in payment of interest or principal.
DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term ratings place greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D	Default. Issues assigned this rating are in actual or imminent payment default.
LOC	The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

      Code #16926-11-01

PART C.

OTHER INFORMATION

Item 23.    Exhibits

Exhibit Number		Description
1(a)(1)	—	Amended and Restated Declaration of Trust of the Registrant, dated November 15, 1993.(d)
(a)(2)	—	Certificate of Amendment to Declaration of Trust and Establishment and Designation of Classes, dated October 17, 1994.(g)
(b)	—	Instrument establishing Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Fund") as a Series of the Registrant.(a)
(c)(1)	—	Certificate of Termination of Series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust.(j)
(c)(2)	—	Certificate of Termination of Series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
2	—	By-Laws of the Registrant.(d)
3	—	Portions of the Declaration of Trust, Certificate of Establishment and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)
4(a)	—	Form of Management Agreement between the Registrant and Fund Asset Management, L.P. ("FAM").(a)
(b)	—	Supplement to Management Agreement between the Registrant and FAM.(f)
5	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the "Distributor").(f)
6	—	None.
7	—	Form of Custody Agreement between the Registrant and The Bank of New York.(d)
8 (a)(1)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now Financial Data Services, Inc.).(a)
(a)(2)	—	Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(k)
(b)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(l)
(c)	—	Form of Administrative Services Agreement between the Trust on behalf of the Fund and State Street Bank and Trust Company.(m)
9	—	Opinion of Brown & Wood LLP, counsel for the Registrant.(i)
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11	—	None.
(b)	—	Certificate of FAM with respect to the Fund.(d)
13 (a)	—	Form of Class B Distribution Plan.(f)
(b)	—	Form of Class C Distribution Plan.(f)
(c)	—	Form of Class D Distribution Plan.(f)
14	—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(h)
15	—	Code of Ethics.(n)

(a)	Filed on September 28, 1993 as an Exhibit to the Registrant's Registration Statement on Form N-1A (File No. 33-50417) under the Securities Act of 1933, as amended, of the Registrant (the "Registration Statement").
(b)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's amended and restated Declaration of Trust, as amended, filed as Exhibits 1(a) (1) and 1(a)(2) to the Registration

Statement; to the Certificates of Establishment and Designation establishing each series of the Registrant and establishing Class A and Class B shares of beneficial interest of each series of the Registrant filed as Exhibits 1(b)(1), 1(b)(2) and 1(c), respectively, to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(c)	Filed on October 13, 1993 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(d)	Filed on November 17, 1993 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.
(e)	Filed on May 17, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f)	Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(g)	Filed on November 21, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(h)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(i)	Filed on November 17, 1993 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement. Re-filed on November 30, 1999 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.
(j)	Filed on November 30, 1999 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.
(k)	Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917), filed on September 28, 2001.
(l)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(m)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(n)	Filed on November 22, 2000 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

Item 24.    Persons Controlled by or Under Common Control with Registrant

      The Registrant is not controlled by or under common control with any other person.

Item 25.    Indemnification

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

      "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

      Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "Investment Company Act") may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

      In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury H.W. Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc.,

MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

      Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and The Asset Program Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and the S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Fund/'s transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM
Princeton Services	General Partner	General Partner of MLIM
Robert C. Doll, Jr.	President	President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of the Manager and MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999
Terry K. Glenn	Executive Vice President	President, Merrill Lynch Mutual Funds; Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators
Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM, Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD
Vincent R. Giordano	First Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services
Philip L. Kirstein	General Counsel (Americas Region)	General Counsel (Americas Region) of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services
Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD
Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Item 27.    Principal Underwriters

      (a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD also acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield

Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Trustee
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

      (c) Not applicable.

Item 28.    Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services

     Other than as set forth under the caption "Management of the Fund — Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust — Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 19th day of November, 2001.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (Registrant) By: /s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

JOSEPH L. MAY* (Joseph L. May)	Trustee

ANDRÉ F. PEROLD* (André F. Perold)	Trustee

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Trustee

*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		November 19, 2001

EXHIBIT INDEX

Exhibit Number		Description
1(d)(2)	—	Certificate of Termination of Series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust.
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Fund.